Exhibit 99.1

NEWS RELEASE

Pearl Merger Sub Inc. / 2nd Floor, 3600 Lysander Ln / Richmond, BC V7B 1C3, Canada

Domtar Corporation/ 234 Kingsley Park Drive / Fort Mill, SC 29715

Domtar Corporation and Karta Halten B.V., through its subsidiary Pearl Merger Sub Inc., Announce the Pricing of Private Offering of Senior Secured Notes Due 2028

FORT MILL, SC and RICHMOND, BC, CANADA – October 1, 2021 – Domtar Corporation (“Domtar”), a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens, and Karta Halten B.V., a private limited company organized under the laws of the Netherlands (“Karta Halten”) and affiliate of Paper Excellence B.V., a private limited company organized under the laws of the Netherlands (“Paper Excellence”), through its subsidiary, Pearl Merger Sub Inc., a Delaware corporation (“Merger Sub”), priced its previously announced offering to eligible purchasers of $775.0 million aggregate principal amount of 6.750% senior secured notes due 2028 (the “Notes”). The Notes will mature on October 1, 2028, with interest payment dates on April 1 and October 1 of each year, beginning on April 1, 2022. The Offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued at a price of 100% of the aggregate principal amount thereof. The issuance and sale of the Notes is scheduled to settle on or about October 18, 2021, subject to customary closing conditions.

The Offering is part of the financing for, and is conditioned upon the consummation of, the proposed acquisition of Domtar and its subsidiaries by Karta Halten. Merger Sub has been formed for the sole purpose of completing the acquisition and, at the closing of the acquisition, will be merged with and into Domtar (the “Merger”), with Domtar surviving the Merger and becoming the issuer of the Notes. As previously announced, Domtar, Karta Halten, Merger Sub, Paper Excellence and Hervey Investments B.V., a private limited company organized under the laws of the Netherlands, entered into an Agreement and Plan of Merger on May 10, 2021 (the “Merger Agreement”).

The net proceeds from the Offering will be used, together with an equity investment, borrowings under new senior secured credit facilities and, following the consummation of the Merger, cash on Domtar’s balance sheet, to (i) pay the cash consideration in connection with the Merger, (ii) repurchase Domtar’s 6.25% Senior Notes due 2042 and 6.75% Senior Notes due 2044 (the “Existing Domtar Notes”), if any, tendered for redemption in the change of control offers for the Existing Domtar Notes to be conducted by Domtar following the closing of the Merger), (iii) pay fees, costs and expenses in connection with the Merger and related transactions and (iv) fund cash to the balance sheet.

If the Offering closes prior to the consummation of the Merger, the initial purchasers will deposit the gross proceeds from the sale of the Notes into an escrow account. In the event that (i) the Merger is not consummated by May 18, 2022 (the “Outside Date”), (ii) Merger Sub notifies the escrow agent and the trustee for the Notes in writing that the Merger Agreement has terminated prior to the Outside Date or (iii) Merger Sub notifies the escrow agent that in its reasonable judgment, the Merger will not be consummated by the Outside Date, the Notes will be subject to a special mandatory redemption, at a price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest from the issue date of the Notes to, but not including, the date of such special mandatory redemption.

Upon the consummation of the Merger, the Notes will be fully and unconditionally guaranteed (collectively, the “Guarantees”), jointly and severally, on a senior secured basis by Pearl Excellence Holdco L.P., a Delaware limited partnership, and each of Domtar’s existing and future domestic restricted subsidiaries that is a guarantor under Domtar’s new term loan credit agreement.

The Notes and related Guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act, and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not and will not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other securities, nor will there be any sale of the Notes or other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer will be made only by means of a private offering memorandum.

About Paper Excellence

Paper Excellence, a private limited company organized under the laws of the Netherlands, is a diversified manufacturer of pulp and paper, including printing and writing, packaging, and specialty papers. Paper Excellence believes in the enduring value of wood-based products in global markets and has built a large network of mills and chipping plants to produce them competitively. Through its distinct approach to operational excellence, Paper Excellence delivers high-quality and cost-effective products to international customers. Paper Excellence has grown through logical acquisitions from a single mill to a group producing 2.8 million tonnes of paper and pulp and employing more than 2,800 people over the past decade.

Additional information about Paper Excellence is available at https://paperexcellence.com/.

About Domtar

Domtar is a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens. With approximately 6,400 employees serving more than 50 countries around the world, Domtar is driven by a commitment to turn sustainable wood fiber into useful products that people rely on every day. Domtar’s annual sales are approximately $3.7 billion, and its common stock is traded on the New York and Toronto Stock Exchanges. Domtar’s principal executive office is in Fort Mill, South Carolina. To learn more, visit www.domtar.com.

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between Paper Excellence and Domtar, expected benefits and costs of the proposed transaction, and management plans relating to the proposed transaction, statements that address each company’s expected future business and financial performance, statements regarding the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on each company’s business, results of operations and financial conditions, and other statements identified by words such as “anticipate”, “believe”, “expect”, “intend”, “aim”, “target”, “plan”, “continue”, “estimate”, “project”, “may”, “will”, “should” and similar expressions. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially. Many risks, contingencies and uncertainties could cause actual results to differ materially from our forward-looking statements. Certain of these risks are set forth in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as the company’s other reports filed with the SEC.

Those risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between Paper Excellence and Domtar that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Domtar’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Paper Excellence or Domtar to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that the combined company may not operate as effectively and efficiently as expected and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control.

Additional factors that could cause results to differ materially from those described above can be found in Domtar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in the company’s other reports filed with the SEC.

INVESTOR RELATIONS

Nicholas Estrela

Director

Investor Relations

Tel.: 514-848-5049

MEDIA RELATIONS

David Struhs

Vice-President

Corporate Services and Sustainability

Tel.: 803-802-8031